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                                                                    EXHIBIT 10.8


                                AMENDMENT TO THE
                          REGIONS FINANCIAL CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         This amendment to the Regions Financial Corporation Supplemental Executive Retirement (the "Plan") is made and executed effective as of January 1, 2005 (the "Effective Date"). The purpose of this amendment is to comply with
Section 409A of the Internal Revenue Code of 1986, as amended ("Code"), with respect to amounts deferred on or after the Effective Date, and the Plan shall be so interpreted.

         The Plan is hereby amended as follows.

                                       1.

         Section 4.1(A) is hereby amended by deleting the last two sentences thereof (beginning the phrase, "At the sole discretion of the Company....").
The result of this amendment is to require that benefits under Section 4.1(A) be paid in the form of an annuity and to eliminate the Company's option to pay the benefit in the form of a lump sum.

                                       2.

         Section 4.1(C) is hereby amended to read as follows:

         "(C) EARLY RETIREMENT. If the Participant as attained age 55 he may retire early and receive the benefit that he has accrued under Steps 1, 2 and 3 of Section 4.1(A) as of his early retirement date based on average monthly compensation and years of employment or years of Credited Service (whichever is applicable) as of such early retirement date, and reducing the amount payable at his Retirement Age to an early retirement amount using the early retirement adjustment or reduction factors applicable in the Retirement Plan."

                                       3.

         Section 4.1(E) is hereby amended to read as follows:

         "(E) CERTAIN TERMINATION OF EMPLOYMENT. If, prior to the Participant's attaining age 55, the Company terminates the Participant's employment for any reason other than Cause (as defined in Section 9.1(B)(1) below), the Company agrees to pay the Participant, commencing with the first day of the month coincident with or next following the month in which the Participant attains age 55, the monthly benefit that the Participant accrued under Steps 1, 2 and 3 of
Section 4.1(A) as of the date of his termination of employment, based on average monthly compensation and years of employment or years of Credited Service (whichever is applicable) as of such date, and reducing the amount payable at his Retirement Age to an early retirement amount at age 55 using the early retirement adjustment or reduction factors applicable in the Retirement Plan."



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                                       4.

          Section 9.1(B)(2) is hereby amended to read as follows:

         "(2) "Disability" shall mean that the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months from the Company's long term disability plan."

                                       5.

         Section 10.9 (Acceleration of Payment) is hereby deleted and in its place there shall be the following Section 10.9 (Delayed Payments to Specified Employees) which shall read as follows:

         "10.9 PAYMENTS TO SPECIFIED EMPLOYEES. Solely with respect to a Participant who is a "specified employee," any payment that is otherwise due before the "409A payment date" shall be delayed and actually made on the 409A payment date. All other payments (that is, payments otherwise due before the 409A payment date) shall be made on schedule, without regard to this Section. The 409A payment date is the date that is six months after the date of the Participant's separation from service with the Company, as determined in accordance with applicable Treasury regulations pursuant to Section 409A of the Internal Revenue Code ("Code"). For this purpose, 'specified employee' shall mean a specified employee as defined in Treasury regulations pursuant to Section 409A of the Code, with an identification date of December 31. Such designation shall be applicable for the period of April 1 though March 31 beginning after the identification date."


         IN WITNESS WHEREOF, the Compensation Committee of the Board of Directors has adopted this Amendment at a meeting held on November 15, 2005.

                                        REGIONS FINANCIAL CORPORATION



                                        Signature:

                                        Name: /s/ Harry Dinken
                                             ---------------------------------

                                        Title: EVP, Director Corp. HR
                                             ---------------------------------

                                        Date: November 15, 2005
                                             ---------------------------------


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